Property, Plant and Equipment	12 Months Ended
Dec. 31, 2021
Disclosure of property, plant and equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 9: PROPERTY, PLANT AND EQUIPMENT

a.	As at December 31, 2021, and December 31, 2020, property, plant and equipment consisted of:

	BVVE and electrical components	Mineral assets	Land and buildings	Leasehold improvements	Vehicles	Total
Cost:
Balance as of January 1, 2021	$52,676	$9,000	$3,263	$2,707	$448	$68,094
Additions through business combination (Note 4)	7,081	—	840	—	—	7,921
Additions during the period	114,323	—	470	3,265	136	118,194
Dispositions during the period	(6,146)	—	(24)	(189)	(37)	(6,396)
Transfer to assets held for sale	(11,287)	—	—	—	—	(11,287)
Balance as of December 31, 2021	156,647	9,000	4,549	5,783	547	176,526

Balance as of January 1, 2020	54,127	9,000	2,721	2,415	381	68,644
Additions during the period	9,548	—	542	306	80	10,476
Dispositions during the period	(10,999)	—	—	(14)	(13)	(11,026)
Balance as of December 31, 2020	52,676	9,000	3,263	2,707	448	68,094

Accumulated Depreciation:
Balance as of January 1, 2021	30,042	—	185	1,861	213	32,301
Depreciation	22,233	—	104	396	79	22,812
Dispositions during the period	(5,172)	—	(3)	(148)	(28)	(5,351)
Transfer to assets held for sale	(10,026)	—	—	—	—	(10,026)
Impairment	—	1,800	—	—	—	1,800
Impairment reversal	(1,311)	—	—	(549)	—	(1,860)
Balance as of December 31, 2021	35,766	1,800	286	1,560	264	39,676

Balance as of January 1, 2020	28,976	—	101	1,641	152	30,870
Depreciation	9,762	—	84	234	68	10,148
Dispositions during the period	(8,696)	—	—	(14)	(7)	(8,717)
Balance as of December 31, 2020	30,042	—	185	1,861	213	32,301
Net book value as of
December 31, 2021	$120,881	$7,200	$4,263	$4,223	$283	$136,850
December 31, 2020	$22,634	$9,000	$3,078	$846	$235	$35,793

b.	Impairment reversal and assets held for sale

During the year-ended December 31, 2018, the Company recorded an impairment loss on its cryptocurrency mining CGU which resulted in $16,465 of impairment being allocated to BVVE and electrical components and leasehold improvements due to a significant decline in the Bitcoin market price. As of December 31, 2021, the Company assessed whether there was an indication that the impairment loss recognized in 2018 may no longer exist or may have decreased, and concluded that there were observable indications that the CGU’s value had increased during the period. As a result, the Company’s management estimated the recoverable amount of the CGU, using a value in use calculation based on the present value of the expected cash flows over the estimated remaining useful life of the previously impaired CGU assets of approximately 1.5 years. Based on management’s calculations, an impairment reversal of $970 relating to the CGU was recognized during the period.

The increased carrying amount of the CGU assets reflects the carrying amount of the CGU assets that would have been determined, net of depreciation, had no impairment loss been recognized in 2018. Mining assets outside of Quebec and Antminer S9 miners were not included in the CGU for the purposes of the impairment reversal calculation. The Company has ceased using the Antminer S9 miners and has plans to dispose of them within the next 12 months. Management has determined that the Antminer S9 miners meet the criteria to be classified as held for sale, and determined that the carrying amount, including the impairment recognized in 2018, was less than the estimated fair value less costs to sell. As a result, the Company recognized an impairment reversal of $890 relating to the impaired Antminer S9 miners held for sale, reflecting the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized in 2018. The total impairment reversal recognized during the period relating to the CGU assets and the assets held for sale totaled $1,860. The key assumptions used in the value in use calculation are as follows:

Revenues – Two optimistic and two pessimistic scenarios and one status quo scenario, each with estimated future bitcoin price and network difficulty, were used to project revenues from cryptocurrency mining. Management assigned probabilities to each scenario to calculate weighted average expected outcomes. The weighted average daily revenue per Terahash used in the value in use calculation was $0.22/Terahash.

Discount rate – the discount rate reflects management’s assumptions regarding the unit’s specific risk. The discount rate used was estimated at 18.3%, with some of the risk already being implicitly reflected through management’s allocation of probabilities to the various scenarios included in the revenue calculation.

Energy prices – management estimated that energy prices would remain constant for the duration of the forecasted years at $0.04 per kilowatt hour in Quebec.

Terminal value – management estimated the terminal value of the miners included in the CGU for the purposes of the impairment reversal to be the daily revenue per Terahash in effect at the end of the value in use calculation multiplied by the ending hashrate, multiplied by 180 days.

c.	Further details of the quantity and models of BVVE held by the Company are as follows:

	MicroBT Whatsminer (BTC)*	Bitmain S19j Pro	Innosilicon T3 & T2T (BTC)**	Canaan Avalon A10 (BTC)	Other Bitmain Antminers (BTC)***	Total
Quantity as of January 1, 2021	8,394	—	6,446	1,024	11,244	27,108
Additions during the period	10,397	7,172	—	—	—	17,569
Dispositions during the period	(116)	—	—	—	(3,171)	(3,287)
Quantity as of December 31, 2021	18,675	7,172	6,446	1,024	8,073	41,390

*	Includes 4,311 M20S, 2,062 M30S, 6,391 M31S and 5,911 M31S+ miners

**	Includes 5,082 T3 and 1,364 T2T miners

***	Includes 1,645 Antminer T15 and 368 Antminer S15, and 6,060 Antminer S9 miners that were classified as assets held for sale as described in Note 9b.

Included in the BVVE and electrical equipment listed above are right-of-use assets consisting of 3,000 Whatsminer M31S+ with a net book value of approximately $5,422 as described in Note 15.

During the year ended December 31, 2021, 116 M31S miners with a carrying value of $780 suffered fire damage and could not be repaired. The miners were derecognized as a loss on disposal of property, plant and equipment. The Company submitted an insurance claim for the irreparable miners during the year-ended December 31, 2021. In January 2022, the Company received a reimbursement from its insurer in the amount of $685. The reimbursement was accrued as other assets as of December 31, 2021 and recorded as a reduction of the loss on disposal of property, plant and equipment described above.

d.	In connection with the reverse acquisition of Bitfarms Ltd (Israel), the Company engaged an independent appraiser to determine the fair value as at the acquisition date, April 12, 2018 of Suni, an iron ore deposit located in Canada, held by the acquiree. The appraiser’s valuation report was based on the comparison method and the analysis of similar assets. Following certain adjustments resulting from changes in the price of iron ore, among other variables, Suni’s value at April 12, 2018 was estimated at $9,000. The independent appraiser was engaged also to determine Suni’s fair value as at December 31, 2021 and 2020. Using the same valuation techniques, the appraiser determined that the value of Suni was $7,700 on December 31, 2021, or $7,200 reflecting estimated costs to sell, compared to $9,000 on December 31, 2020 which resulted in impairment of $1,800 to Suni’s value. The fair value measurement is categorized as level 2 in the fair value hierarchy. The Company also holds interests in three additional mineral properties: Hidden Lake gold mine, Victorine Gold mine and Pembroke silver mine. It is management’s view that these three mines are unlikely to be of significant value and as a result they were not reflected in the purchase price allocation of the reverse acquisition. The above-mentioned mineral assets, including Suni, were inactive during the reporting periods and as of the date of approval of the consolidated financial statements.